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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the following Registration Statements:

  1)
  Registration Statement (Form S-3 No. 333-182537) and in the related prospectuses and prospectus supplements;

  2)
  Registration Statement (Form S-3 No. 333-171611) and in the related prospectuses and prospectus supplements;

  3)
  Registration Statement (Form S-3 No. 333-168974) and in the related prospectuses and prospectus supplements;

  4)
  Registration Statement (Form S-3 No. 333-164246) and in the related prospectuses and prospectus supplements;

  5)
  Registration Statement (Form S-8 No. 333-174350) pertaining to the 2011 Incentive Award Plan, the 2002 Equity Incentive Plan, the 1996 Directors' Stock Option Plan and the 1992 Stock Option Plan;

  6)
  Registration Statement (Form S-8 No. 333-167349) pertaining to the 2002 Equity Incentive Plan;

  7)
  Registration Statement (Form S-8 No. 333-161035) pertaining to the 2002 Equity Incentive Plan and the 1996 Employee Stock Purchase Plan;

  8)
  Registration Statement (Form S-8 No. 333-152725) pertaining to the 2002 Equity Incentive Plan;

  9)
  Registration Statement (Form S-8 No. 333-145042) pertaining to the 2002 Equity Incentive Plan;

  10)
  Registration Statement (Form S-8 No. 333-136330) pertaining to the 2002 Equity Incentive Plan and the 2006 Directors' Stock Option Plan; and

  11)
  Registration Statement (Form S-8 No. 333-107276) pertaining to the 1996 Directors' Stock Option Plan and the 1996 Employee Stock Purchase Plan;

of Geron Corporation of our reports dated March 15, 2013, with respect to the consolidated financial statements of Geron Corporation and the effectiveness of internal control over financial reporting of Geron Corporation, included in this Annual Report (Form 10-K) of Geron Corporation for the year ended December 31, 2012.

/s/ Ernst & Young LLP

Redwood City, California
March 15, 2013

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM